UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2025

Corebridge Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware		001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower,
Houston,	Texas		77019
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone number, including area code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange
6.375% Junior Subordinated Notes	CRBD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
As previously reported by Corebridge Financial, Inc. (the “Company”) in its quarterly report on Form 10-Q filed with the Securities and Exchange Commission on August 5, 2025, a portion of the transactions contemplated by the Master Transaction Agreement by and among American General Life Insurance Company (“AGL”), The United States Life Insurance Company in the City of New York (“USL”) and Corporate Solutions Life Reinsurance Company, closed on August 1, 2025 (the “Closing”). As a result of the Closing, the Company announced that, retrospectively, beginning in the third quarter of 2025, it is making certain changes to its segment reporting to (1) report its variable annuity business previously reported in the Individual Retirement segment in the Corporate and Other segment, and (2) exclude the results of this business from Adjusted Pre-tax Operating Income (“APTOI”).
Exhibit 99.1 to this Form 8-K contains information that the company has published on its Investor Relations website providing recast historical segment financial results. The financial supplement is not intended to be a complete presentation of the Company’s financial position or results of operations as of and for the periods presented. The changes in the segment structure affect only the manner in which the results for the Company’s operating segments were previously reported. The historical segment information provided under the new segment structure has no other impact on the Company’s previously reported Consolidated Financial Statements or Consolidated Condensed Financial Statements. In addition, it includes reconciliations of certain non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (“GAAP”).
The information in this Item 7.01, including the corresponding Exhibit 99.1, is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Corebridge Financial, Inc. Recast of Historical Segment Results, dated October 1, 2025 (furnished herewith and not filed).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corebridge Financial, Inc.

Date:	October 1, 2025	By:	/s/ Elias Habayeb
			Name:	Elias Habayeb
			Title:	Executive Vice President and Chief Financial Officer